UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

IGM Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39045	77-0349194
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Middlefield Road
Mountain View, California		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 965-7873

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IGMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See the information set forth below in Item 5.07 of this Current Report on Form 8-K, which is incorporated into this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 23, 2023, IGM Biosciences, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). Of the 29,508,089 shares of common stock outstanding of April 25, 2023, the record date for the Annual Meeting, 26,115,136 shares of common stock were present in person (including virtually) or by proxy at the Annual Meeting, representing approximately 88.5% of the shares entitled to vote at the Annual Meeting and constituting a quorum for the transaction of business. The proposals voted upon at the meeting and the final voting results with respect to each proposal are as set forth below.

Proposal 1: Election of Directors

Each of the following nominees was elected to serve as a Class I director to serve until the Company’s 2026 annual meeting of stockholders or until his or her respective successor is duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Julie Hambleton, M.D.	23,626,729	1,022,534	1,465,873
William Strohl, Ph.D.	23,636,208	1,013,055	1,465,873
Jakob Haldor Topsøe	23,635,477	1,013,786	1,465,873

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2023 was ratified.

For	Against	Abstain	Broker Non-Votes
26,016,059	7,302	91,775	N/A

Proposal 3: Approval of the IGM Biosciences, Inc. Amended and Restated 2018 Omnibus Incentive Plan

The approval of the amendment and restatement of the Company's 2018 Omnibus Incentive Plan, which increases the number of shares authorized for issuance thereunder by 2,160,000 shares, was approved.

For	Against	Abstain	Broker Non-Votes
20,783,883	3,862,816	2,564	1,465,873

A description of the amended and restated 2018 Omnibus Incentive Plan is included in Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 27, 2023, which description is incorporated herein by reference. Such description does not purport to be complete, and is qualified in its entirety by reference to the amended and restated 2018 Omnibus Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description

10.1	IGM Biosciences, Inc. Amended and Restated 2018 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 27, 2023	By:	/s/ Misbah Tahir
Misbah Tahir Chief Financial Officer